Exhibit 1.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock of Diamondback Energy, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, each of the undersigned hereby executes this Joint Filing Agreement as of March 13, 2017.

Brigham Resources Upstream Holdings, LP

By:	Brigham Resources, LLC, its general partner

By:	/s/ J Silva
Name:	J Silva
Title:	Chief Financial Officer

Brigham Resources, LLC

By:	/s/ J Silva
Name:	J Silva
Title:	Chief Financial Officer

Warburg Pincus & Company US, LLC

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Attorney-in-Fact*

PBRA, LLC

By:	/s/ Rob Jackowitz
Name:	Rob Jackowitz
Title:	Executive Vice President and Secretary

Yorktown IX Associates LLC

By:	/s/ Robert A. Signorino
Name:	Robert A. Signorino
Title:	Manager

*	The Power of Attorney given by Warburg Pincus & Company US, LLC was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 11, 2016 (with a revised filing date of July 12, 2016) as exhibit 99.2 to the statement on Schedule 13D filed by Warburg Pincus LLC with respect to WEX Inc. and is hereby incorporated by reference.

Yorktown X Associates LLC

By:	/s/ Robert A. Signorino
Name:	Robert A. Signorino
Title:	Manager

Yorktown XI Associates LLC

By:	/s/ Robert A. Signorino
Name:	Robert A. Signorino
Title:	Manager

YT Brigham Associates LLC

By:	/s/ Robert A. Signorino
Name:	Robert A. Signorino
Title:	Manager

*	The Power of Attorney given by Warburg Pincus & Company US, LLC was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 11, 2016 (with a revised filing date of July 12, 2016) as exhibit 99.2 to the statement on Schedule 13D filed by Warburg Pincus LLC with respect to WEX Inc. and is hereby incorporated by reference.